SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 20, 2014

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 20, 2014, Eli Lilly and Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., and Citigroup Global Markets Inc., as representatives of the several underwriters named therein, for the issuance and sale by the Company of $600,000,000 aggregate principal amount of its 1.950% Notes due 2019 (the “2019 Notes”) and $400,000,000 aggregate principal amount of its 4.650% Notes due 2044 (the “2044 Notes”, and together with the 2019 Notes, the “Notes”). The Notes are to be issued pursuant to an Indenture (the “Indenture”), dated February 1, 1991, between the Company and Deutsche Bank Trust Company Americas, as successor to Citibank, N.A., as trustee, and an officer’s certificate setting forth the terms of the Notes (which includes the forms of Notes as exhibits). The offering of the Notes was registered on a Registration Statement on Form S-3 (File No. 333-186979). The 2019 Notes accrue interest at a rate of 1.950% per annum, payable semiannually and mature on March 15, 2019. The 2044 Notes accrue interest at a rate of 4.650% per annum, payable semiannually, and mature on June 15, 2044. At the closing of the offering of Notes, which is expected to occur on February 25, 2013, the Company will realize, after deduction of the underwriter’s discount and before deduction of offering expenses, net proceeds of approximately $992,806,000.

Upon occurrence of an Event of Default (as defined in the Indenture) with respect to a series of Notes, the principal amount of the Notes of that series may be declared and become due and payable immediately. The Company may, at its election, redeem the Notes, in whole or in part, from time to time at the redemption prices set forth in the Notes. The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the officers’ certificate, the Indenture and the forms of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement.

4.1*	Indenture, dated February 1, 1991, between the Company and Deutsche Bank Trust Company Americas, as successor to Citibank, N.A., as Trustee.

4.2	Form of Officer’s Certificate establishing the terms and form of the Notes.

4.3	Form of 1.950% Note due 2019 (included in Exhibit 4.2 above).

4.4	Form of 4.650% Note due 2044 (included in Exhibit 4.2 above).

5.1	Opinion of Covington & Burling LLP.

5.2	Opinion of James B. Lootens, Esq.

23.2	Consent of Covington & Burling LLP. (included as part of Exhibit 5.1)

23.3	Consent of James B. Lootens, Esq. (included as part of Exhibit 5.2)

* Incorporated by reference to the same-numbered exhibit of the Company's Registration Statement on Form S-3 (File No. 333-186979), filed with the SEC on March 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)

By:    /s/ Derica W. Rice
Name:    Derica W. Rice
Title:     Senior Vice President and Chief Financial Officer

Dated: February 24, 2014